RETIREMENT SERIES TRUST

Retirement Reserves Money Fund

(the “Fund”)

Supplement dated May 16, 2019 to the

Prospectus, Summary Prospectus and Statement of Additional Information

of the Fund, each dated August 28, 2018, as supplemented to date

On May 15, 2019, the Board of Trustees of Retirement Series Trust on behalf of Retirement Reserves Money Fund (the “Fund”), approved a proposal to extend the closing of the Fund to share purchases.

Accordingly, effective at the close of business on November 29, 2019, the Fund will no longer accept share purchase orders.

Shareholders may continue to redeem their Fund shares at any time.

This supplement supersedes the supplement dated September 27, 2018 to the Prospectus, Summary Prospectus and Statement of Additional Information of the Fund in its entirety.

Shareholders should retain this Supplement for future reference.

PR2SAI-RR-0519SUP